Exhibit 32.2

                 HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC.

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Health & Nutrition Systems International, Inc. (the "Company") on Form 10-QSB/A-1 for the quarterly period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Al Dugan, Controller (Principal Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                  Health & Nutrition Systems International, Inc.


                                  /s/ Al Dugan
                                  ----------------------------------------------
                                  Al Dugan
                                  Controller (Principal Accounting Officer)
                                  April 12, 2004